BOSTON, MASSACHUSETTS PROPERTY TOUR April 2006 April 2006

# ARCHSTONE-SMITH'S BOSTON PORTFOLIO



Tewksbury
Burlington
Woburn
Lexington
Malden
Waltham
Watertown
Brighton
BOSTON
Milton
Quincy
Canton
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1. Archstone 2000 Commonwealth
2. Archstone Bear Hill
3. Archstone Boston Common
4. Archstone Burlington
5. Archstone Canton
6. Archstone Cronin's Landing
7. Archstone Kendall Square
8. Archstone Park Place
9. Archstone Quincy
10. Archstone Reading
11. Archstone Waltham
12. Archstone Watertown Square
13. North Pointe Place I
14. Oakwood Boston

ARCHSTONE SMITH

COMMUNITY INFORMATION Total units: 188 Average unit size: 877 sq. ft. Acquisition date: Q4/97 LOCATION Archstone 2000 Commonwealth is located in one of Boston's most picturesque settings, overlooking the parkland that surrounds the Chestnut Hill Reservoir. It's convenient to an exciting array of shops, restaurants and services, and Boston's T is located directly across the street for easy commuting. ARCHSTONE 2000 COMMONWEALTH | 2000 Commonwealth Ave, Brighton FEATURES AND AMENITIES Patio/balcony • Walk-in closets • Premium cabinetry • 24-hour doorman/concierge • Fitness center • Sauna • Controlled access parking garage • Dry cleaning service • T-stop across the street 1

# ARCHSTONE BEAR HILL | 1449 Main Street, Waltham







## COMMUNITY INFORMATION

| | |
|---|---|
| Total units: | 324 |
| Average unit size: | 1,208 sq. ft. |
| Acquisition date: | Q1/00 |

## LOCATION

Located in Western Waltham on 62 wooded hillside acres, Archstone Bear Hill overlooks the rolling countryside and spectacular estates of neighboring Weston. Less than a mile from Route 128, the community is only a 12 minute drive to downtown Boston. Commuter rail and MBTA bus lines are also nearby.

## FEATURES AND AMENITIES

Baths with dual vanities • Bay windows • Walk-in closets • Full-size washer/dryer • Ceiling fans • Crown molding • Intrusion alarm • Patio/balcony • Fitness center • Controlled access entry • Heated resort-style pool • Business center • Clubroom • Individual garages

ARCHSTONE SMITH

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# ARCHSTONE BOSTON COMMON | 660 Washington Street, Boston







## COMMUNITY INFORMATION[1]

| | |
|---|---|
| Total units: | 420 |
| Average unit size: | 870 sq. ft. |
| Expected stabilization date: | Q4/07 |

## LOCATION

Archstone Boston Common is in the heart of Boston, situated perfectly between the Theatre District and the Financial District. It's an apartment community that brings the best of city living to your doorstep. Great apartments, great service and the amenities you deserve — with plenty of great restaurants and entertainment.

## FEATURES AND AMENITIES

Hardwood floors • Gas fireplaces • Private balconies • Granite countertops • Stainless steel appliances • Tile floors • Walk-in showers • Washer/dryer • High ceilings • 24-hour attended front desk • Indoor heated pool • Fitness center/aerobics studio • Massage room • Club Suite • Conference room

ARCHSTONE SMITH

(1) Asset is currently under construction.

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# ARCHSTONE BURLINGTON | One Arboretum Way, Burlington







## COMMUNITY INFORMATION

| | |
|---|---|
| Total units: | 312 |
| Average unit size: | 1,011 sq. ft. |
| Acquisition date: | Q2/99 |

## LOCATION

Archstone Burlington offers spacious apartments featuring distinctive architectural details. Private balconies and terraces allow residents to enjoy the view of 30 acres of lush landscape and rolling hillsides. A wide range of specialty shops and major stores are just down the road, as well as a host of fine dining options. Nearby Route 93, Route 128 (I-95) and Route 3 put the bright lights of Boston just a short drive away.

## FEATURES AND AMENITIES

Bay windows • Washer/dryer • Vaulted ceilings • Patio/balcony • Disability access • Biking/jogging trails • Outdoor pool/sundeck • Barbeque/picnic area • Clubhouse

ARCHSTONE SMITH

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COMMUNITY INFORMATION Total units: 243 Average unit size: 1,152 sq. ft. Acquisition date: Q2/00 LOCATION Archstone Canton offers 20 acres of untouched woodlands with natural paths for walking and jogging adjacent to Bolivar Pond. Elegant one and two bedroom apartment homes offer custom features and spacious living. Archstone Canton is conveniently located close to I-93 and I-128/95 and with the commuter rail one mile away, you are only 20 minutes from Boston's business centers, entertainment and shopping. ARCHSTONE CANTON | 367 Bolivar Street, Canton FEATURES AND AMENITIES Patio/balcony • Abundant closet space • Fitness center • Pool • Tennis court • Walking/jogging paths 5

COMMUNITY INFORMATION Total units: 281 Average unit size: 1,063 sq. ft. Acquisition date: Q3/98 LOCATION Life at Archstone Cronin's Landing starts with the Charles River. You can kayak down to Boston - or go it on foot, following the tree-lined river walk all the way to Cambridge. Your toughest decision will be to decide between the spectacular view of the river or the panoramic view of the Boston skyline. ARCHSTONE CRONIN'S LANDING | 25 Crescent Street, Waltham FEATURES AND AMENITIES Washer/dryer • Generous closet space • 24-hour concierge • Riverfront terrace • Fitness center • Reserved garage parking • Keyless entry system 6

# ARCHSTONE KENDALL SQUARE | 195 Binney Street, Cambridge







## COMMUNITY INFORMATION

| | |
|---|---|
| Total units: | 186 |
| Average unit size: | 918 sq. ft. |
| Acquisition date: | Q4/05 |

## LOCATION

In the heart of Cambridge, situated perfectly between the Charles River and Harvard Square, lies an apartment community that brings the best of Kendall Square to your doorstep. Great apartments, great service and the amenities you deserve – with access to MIT, Harvard and Historic Beacon Hill.

## FEATURES AND AMENITIES

Historic renovation • 12- to 24-foot ceilings • Dramatic windows and skylights • Exposed beams and columns • Fitness center • Laundry facility • Reserved parking

ARCHSTONE SMITH

7

COMMUNITY INFORMATION Total units: 118 Average unit size: 1,064 sq. ft. Acquisition date: Q1/02 LOCATION Archstone Park Place has all the conveniences of living in the big city without the hassle. Public transportation is literally outside the apartment community - and a great location near Route 93 with area restaurants and retail services just minutes away. Each apartment has plenty of living space, ample closets and private balconies. ARCHSTONE PARK PLACE | 66 Devir Street, Malden FEATURES AND AMENITIES Large closets • Patio/balcony • Pool • Laundry facility Large closets • Patio/balcony • Pool • Laundry facility Large closets • Patio/balcony • Pool • Laundry facility 8

COMMUNITY INFORMATION Total units: 224 Average unit size: 706 sq. ft. Acquisition date: Q4/00 LOCATION Archstone Quincy offers not only spectacular views of the bay and the beautiful Boston skyline, but incredibly easy access to downtown Boston. Archstone Quincy is located one block from the North Quincy "T" station, which is only two stations away from downtown Boston. ARCHSTONE QUINCY | 95 West Squantum Street, Quincy FEATURES AND AMENITIES Walk-in closets • Private balcony • Fitness center • Laundry facility 9

# ARCHSTONE READING | 7 Archstone Circle, Reading






Woburn
Wakefield
Melrose
Medford
Malden
Everett

### COMMUNITY INFORMATION[(1)]

| | |
|---|---|
| Total units: | 204 |
| Average unit size: | 1,123 sq. ft. |
| Expected stabilization date: | Q2/07 |

### LOCATION

Archstone Reading invites you to live life on your own terms. Situated perfectly near great shopping at the Burlington Mall and a day of fun at the seashore, you'll have the best of Eastern Massachusetts right at your doorstep. Contemporary apartments, the best amenities and the scenic beauty of nearby Lake Quannapowitt.

### FEATURES AND AMENITIES

Ceramic tile floors • 9-foot ceilings • Crown molding • Spacious closets • Private patio/balcony • Granite countertops • Stainless steel appliances • Washer/dryer • Resort-style heated pool • Fitness center • Club suite • Barbeque grills • Covered/garage parking

(1) Asset is currently under construction.

ARCHSTONE SMITH
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COMMUNITY INFORMATION Total units: 207 Average unit size: 813 sq. ft. Acquisition date: Q4/00 LOCATION Archstone Waltham is located along "Technology Highway" (I- 95), a short drive to the downtown Boston area, convenient to shops that will accommodate your every need. Nestled in North Waltham, you are close to recreational areas for all types of seasonal enjoyment of New England, and just minutes to I-95, Route 128 and MBTA bus routes. ARCHSTONE WALTHAM | 15 Delores Avenue, Waltham FEATURES AND AMENITIES Ceiling fans • Patio/balcony • High ceilings • Spacious closets • Fitness center • Pool with sundeck • Barbeque/picnic area • Laundry facility • Wooded views Wooded views Wooded views Wooded views Wooded views Wooded views 11

# ARCHSTONE WATERTOWN SQUARE | 20 Watertown Street, Watertown







### COMMUNITY INFORMATION(1)

| | |
|---|---|
| Total units: | 134 |
| Average unit size: | 1,054 sq. ft. |
| Stabilization date: | Q1/05 |

### LOCATION

Archstone Watertown Square is situated less than a mile from the Mass Pike, between the excitement of Boston and the quiet of the Charles River. You'll have the best of Boston right at your doorstep.

### FEATURES AND AMENITIES

9-foot ceilings • Tiled kitchens and baths • Washer/dryer • Stainless steel appliances • Granite countertops • Island kitchens • Abundant closet space • Patio/balcony • Fitness center • Underground parking garage

ARCHSTONE SMITH

(1) Asset developed by Archstone-Smith.

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COMMUNITY INFORMATION(1) Total units: 426 Average unit size: 903 sq. ft. Expected stabilization date: Q3/09 LOCATION Within a block of Boston's Museum of Science and the MBTA's Lechmere Station, North Pointe Place affords spectacular views of the Charles River, Boston Harbor and skyline, and Boston's North Shore. Residents are within walking distance to MIT, high- tech and biotechnology research centers and Massachusetts General Hospital. NORTH POINTE PLACE I | 1-15 East Street, Cambridge FEATURES AND AMENITIES Stone countertops • Stainless appliances • Bamboo cabinetry • Fitness center • Theater room with surround sound • Washer/dryer • Patios/balconies • Heated indoor pool and Lido deck• Yoga room • Gas fireplaces • Sports lounge • Underground garage parking • Observation deck • Bamboo floors Asset is currently under construction. 13

COMMUNITY INFORMATION(1) Total units: 94 Average unit size: 1,021 sq. ft. Acquisition date: Q3/05 LOCATION Oakwood Boston is centrally located and easily accessible to The Financial District, Back Bay, Beacon Hill, The North and South End, and Chinatown and is just minutes from Quincy Marketplace and Downtown Crossing. OAKWOOD BOSTON | One India Street, Boston FEATURES AND AMENITIES Air conditioning • Blinds • Built-in microwave • Dishwasher • Wall-to-wall carpeting • Washer and dryer • City and water views • Concierge services • Fitness center • Wireless Internet Asset subject to a master lease agreement with Oakwood Worldwide. 14

Investor Relations Contact: H. Andrew Cantor (303) 708-5959 (800) 982-9293 acantor@archstonesmith.com In addition to historical information, this presentation contains forward-looking statements and information under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith and/or Ameriton Properties Inc. operates, management's beliefs and assumptions made by management. While Archstone-Smith and/or Ameriton Properties Inc. management believe the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. See "Risk Factors" in Archstone-Smith's 2005 Annual Report on Form 10-K for factors which could affect Archstone-Smith's future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone-Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.